UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2012

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road, Building Three, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Bruce A. Huebner as Interim President and Chief Executive Officer

On November 26, 2012, the board of directors (the “Board”) of Vermillion, Inc. (“Vermillion” or the “Company”) appointed Bruce A. Huebner as the Company’s Interim President and Chief Executive Officer. Mr. Huebner, age 61, has been a director of the Company since May 2011 and will continue to serve on the Board.

Mr. Huebner most recently served as a managing director for LynxCom Partners, LLC, a healthcare consulting firm. From October 2009 to June 2010, Mr. Huebner served as President and Chief Executive Officer of TrovaGene, Inc., a developer of molecular diagnostics products based on the detection of transrenal genetic markers. From May 2005 to July 2008, Mr. Huebner served as President of Osmetech Molecular Diagnostics, where he successfully established Osmetech as a fully integrated business, obtaining FDA clearance for four molecular diagnostic microarray products and introducing them to the marketplace. From 2002 to 2004, Mr. Huebner was President and Chief Operating Officer of Nanogen, Inc., a publicly held nanotechnology/microarray company. From 1996 to 2002, Mr. Huebner was Executive Vice President and Chief Operating Officer of Gen-Probe, Inc. which today is one of the world leaders in the development of nucleic acid tests, including a focus on diagnostic tests for infectious disease that affect women’s health. Mr. Huebner’s other experience includes Vice President of Marketing and Sales at Quidel, Director of Marketing for the U.S. and Director of Marketing and Market Development in Europe for Hybritech, Inc., and various sales and marketing positions at Roche Diagnostics. He currently serves as a director on the board of directors of Pasadena Bioscience Collaborative and Corgenix Medical Corporation. Mr. Huebner received his Bachelor of Science degree in Chemistry from the University of Wisconsin-La Crosse and completed a graduate school senior executive program at Columbia University.

There are no family relationships between Mr. Huebner and any of the Company’s other directors or executive officers.

Pursuant to the terms of an employment agreement (the “Employment Agreement”) between the Company and Mr. Huebner, entered into and effective as of November 26, 2012 (the “Effective Date”), the Company will pay Mr. Huebner an annual base salary of $252,000. The Company will also pay Mr. Huebner a bonus of $50,000 upon completion of his employment term, which term shall be from the Effective Date through the earlier of (i) the date that is one (1) year after the Effective Date, (ii) the Company’s hiring of a permanent Chief Executive Officer, or (iii) such other date as determined by the Board. On the Effective Date, the Board granted Mr. Huebner an option to purchase 100,000 shares of the Company’s common stock. The shares subject to the option will vest monthly over a twelve (12) month period, provided that 100% of the shares subject to the option will vest immediately upon a change in control of the Company or the Company’s hiring of a permanent chief executive officer, subject in each case to his continuing employment with the Company. Mr. Huebner will also be eligible for performance-based stock option grants based on achieving milestones approved by the Board.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On November 27, 2012, Vermillion issued a press release to announce Mr. Huebner’s appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Transition of Gail S. Page to Consulting Role

The Company previously announced on May 15, 2012 the mutually agreed termination without cause of Gail S. Page as President and Chief Executive Officer of the Company, which was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Based on the appointment of Mr. Huebner as Interim President and Chief Executive Officer, Ms. Page will leave her current position as of December 2, 2012 and will transition to a consulting role at the Company.

The Company and Ms. Page entered into a consulting agreement dated as of December 3, 2012 (the “Consulting Agreement”). Pursuant to the terms of the Consulting Agreement, Ms. Page will assist the Company as needed, including providing advice and recommendations with respect to the development and commercialization of the Company’s existing and future diagnostic tests, and managing and developing relationships with existing and future collaborators and partners. She has agreed to provide a minimum of forty-eight (48) and a maximum of ninety-six (96) hours of consulting services per month. In consideration for such services, the Company will pay Ms. Page a monthly fee of $18,000, plus $250 for each hour of services provided in excess of the forty-eight (48) hour minimum. The Consulting Agreement has an initial term of six (6) months, after which it may be renewed for an additional six (6) month term by mutual agreement of the Company and Ms. Page.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 28, 2012, the Company issued a press release reporting the results of a new clinical study published in Gynecologic Oncology, showing positive results of OVA1, Vermillion’s ovarian cancer test. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	10.1	Employment Agreement dated November 26, 2012

	10.2	Consulting Agreement dated December 3, 2012

	99.1	Press Release dated November 27, 2012

	99.2	Press Release dated November 28, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: November 28, 2012	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated November 26, 2012

10.2	Consulting Agreement dated December 3, 2012

99.1	Press Release dated November 27, 2012

99.2	Press Release dated November 28, 2012